EXECUTION COPY

A-MARK PRECIOUS METALS, INC.

FIFTH AMENDMENT DATED AS OF MARCH 31, 2010 TO
AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT (1999),
AMENDED AND RESTATED INTERCREDITOR AGREEMENT (1999), AND
AMENDED AND RESTATED GENERAL SECURITY AGREEMENT (1999)
EACH DATED AS OF NOVEMBER 30,1999,
AND EACH AS AMENDED

THIS FIFTH AMENDMENT is dated as of March 31, 2010 by and among FORTIS CAPITAL CORP., ("FCC"), RZB FINANCE LLC ("RZB"), NATIXIS, NEW YORK BRANCH ("NATIXIS"), FORTIS BANK (NEDERLAND) N.V. ("FORTIS BANK NEDERLAND") and BROWN BROTHERS HARRIMAN & CO. ("BBH" in its capacity as agent for itself as a Lender (as defined below) and all other Lenders the "Agent") and A-MARK PRECIOUS METALS, INC., a New York corporation (the "Company"). FCC, RZB, NATIXIS and BBH are hereinafter sometimes referred to collectively as the "Existing Lenders".

RECITALS

A. The Company, the Existing Lenders and the Agent are parties to one or more of the: (i) Amended and Restated Collateral Agency Agreement (1999) dated as of November 30,
1999 (the "Agreement"); (ii) Amended and Restated Intercreditor Agreement (1999) dated as of
November 30, 1999 (the "Intercreditor Agreement"); and (iii) Amended and Restated General
Security Agreement (1999) dated as of November 30, 1999 (the "Security Agreement"), as each has been amended by amendments dated as of August 21, 2002, November 30, 2003, November
30, 2004 and March 29, 2006. The capitalized terms used in this Fifth Amendment shall have the meaning given each such term in the Agreement, as amended unless otherwise defined herein.

B. FORTIS BANK NEDERLAND has agreed to consider in its sole discretion to make advances and provide other financial accommodations to the Company and has requested as of the Effective Date to become a Lender and a party to each of the Agreement and the other Facility Documents, as amended.

C. Pursuant to the provisions of the Fourth Amendment dated as of March 29,2006, each of the Existing Lenders agreed to consider in its sole discretion to make advances to the Company, which were to be readvanced to Collateral Finance Corporation ("CFC"), a wholly owned subsidiary of the Company, for the purpose of enabling CFC to engage in the business of making loans to its borrowers secured by bullion and/or numismatically valuable or rare coins, which loans and collateral are to be assigned by CFC to the Company and by the Company to the Agent for the benefit of the Lenders.

D. The Company has requested that the Lenders (as defined below) consider in their respective sole discretion to continue to make advances to the Company which are to be readvanced to CFC, for the purpose described in Recital C above. The Lenders have agreed to consider in their respective sole discretion to do so, on the terms and conditions set forth in this Fifth Amendment and their respective loan documents.

E. The Company, the Lenders and the Agent, desire to amend the Agreement, the Facility

Documents and the Exhibits and the Schedules annexed to the Agreement to: (i) revise the method of calculating Collateral Value, (ii) add additional Approved Depositories, (iii) add FORTIS BANK NEDERLAND as a Lender, and (iv) provide for changes in the CFC Loan Documents and for other additional changes, all on the terms and conditions provided for herein.

F. The foregoing Recitals are incorporated and made a part of this Fifth Amendment and the Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

SECTION 1. AMENDMENTS TO THE AGREEMENT.
The Agreement is hereby amended as follows:

(a) Section I "Definitions" is hereby amended to add in alphabetical order or modify the following terms:

"CFC Allonge" shall mean an Allonge in the form of Annex A hereto, duly executed by
CFC, the Company and the Agent and affixed to each CFC Note.

"Eligible CFC Loan" shall mean each CFC Loan as to which the Agent has received a duly executed CFC Loan Assignment and Company Assignment and the related CFC Loan Documents, in form, scope and substance, from time to time, acceptable to the Agent and the Lenders, which shall have been certified by an officer of CFC and the Company as being true and complete copies and is otherwise acceptable to the Agent, provided, in no event shall a CFC Loan be deemed eligible, if (a) it is in excess of $2,000,000, or (b) the aggregate amount outstanding under all CFC Loans as at the date of computation shall be in excess of $15,000,000 unless the Agent, on behalf of and with the consent of all the Lenders, shall in writing approve an amount in excess of$15,000,000, or (c) the CFC Loan is secured by non-Bullion Collateral and the aggregate amount of all CFC Loans secured by non-Bullion Collateral (after giving effect to such proposed loan and after giving effect to paragraph (k) of Section II(C)(2) of this
Agreement) is more than $7,500,000, or (d) a CFC Loan secured by Bullion Collateral is more than 95% of the Appraisal Value of such Bullion Collateral, or (e) a CFC Loan secured by Numismatic Collateral is more than 75% of the Appraisal Value of such Numismatic Collateral, or (f) a CFC Loan secured by Semi-Numismatic Collateral is more than 85% of the Appraisal Value of such Semi-Numismatic Collateral, (g) the CFC Loan is not in compliance with any of the laws and regulations of the State of California, including, but not limited to those pertaining to usury and the licensing of CFC as a licensed lender, or (h) the term of the CFC Loan is more than six (6) months, or (i) CFC has granted a lien on any of its rights under such CFC Loan or the CFC Loan Documents to any person other than the Company or the Agent, (j) any material provision of any CFC Loan Document is not valid, binding and enforceable, on and against the CFC Borrower; or the Agent's security interest in the CFC Collateral or the CFC Loan Documents is not a valid and perfected first priority security interest in favor of the Agent; or the
CFC Borrower or CFC shall have any defense, setoff or other claim or right to reduce the amount payable under the CFC Loan Documents or CFC's obligations to the Company or any payment default or bankruptcy default shall have occurred with respect to the CFC Borrower or CFC, or
(j) the CFC Collateral for such CFC Loan is not held at a CFC Approved Depository which has executed a Depository Agreement under which the Agent shall have the right to take exclusive control over such CFC Collateral, or (k) the Company and CFC have failed to comply with all of the terms and conditions contained in Section IV (1) hereof."

"Hedged Inventory" means all Precious Metals owned by the Company with respect to which the Company has purchased futures or Forward Contracts or which are subject to an executed and binding forward sales contract, with a fixed price and a delivery date of not more than one (1) year, each in form and with a counterparty acceptable to the Agent and the Lenders.

(b) Section II(C)(2) (Other Components of Collateral Value) is hereby amended by restating paragraph (k) in its entirety, to read as follows:

"(k) an amount equal to (i) 70% of the aggregate principal amount of the then outstanding Eligible CFC Loans secured by CFC Collateral (other than Bullion Collateral), but in no event more than $7,500,000, unless the Agent, on behalf of and with the consent of the Lenders, shall in writing approve an amount in excess of $7,500,000 plus (ii) 80% of the aggregate principal amount of the then outstanding Eligible CFC Loans secured by Bullion Collateral provided that at no time shall the aggregate outstanding amount of all Eligible CFC Loans exceed the lesser of (A) the then outstanding indebtedness of CFC to the Company with respect to CFC Loans and (B) $15,000,000;"

(c) The terms "this Agreement", "Intercreditor Agreement" and "Security Agreement", and terms of similar import, as each is used in the Agreement, the Intercreditor Agreement, the Security Agreement and the other Facility Documents, as each have or shall be amended from time to time, shall include all of the revisions to each such document as provided for in this Fifth Amendment.

(d) The definitions of "Assigned Material", "Assigned Material in Transit", "Confirmed Material", and "On-Site Material" shall each be amended to insert after the phrase "Precious Metals" wherever such appears therein the phrase ",which constitute Hedged Inventory. "

(e) Section IV (Additional Reporting and Other Requirements) is hereby amended by restating paragraph (1) in its entirely, to read as follows:

"(J) In addition to the other requirements, of this Section IV, the Company shall and/or cause CFC to (i) deposit all CFC Collateral with a CFC Approved Depository, which CFC Approved Depository shall execute and deliver to the Agent a Depository Agreement, (ii) insure all CFC Collateral in amounts and coverage acceptable to the Lenders, which insurance policy shall name the Agent on behalf of the Lenders, as loss payee, (iii) comply with all of the terms and conditions of each CFC Assignment, Company Assignment, CFC Loan Assignment and each CFC Loan Document, (iv) deliver to the Agent, a UCC search with respect to each CFC Borrower indicating there are no liens or security interests covering the CFC Collateral of such CFC Borrower except in favor of CFC, the Company or the Agent, (v) not make any CFC Loan which together with then outstanding Eligible CFC Loans would in the aggregate exceed the lesser of (A) the principal amount of$15,000,000 or (B) 25% of the Total Collateral Value as calculated and reported on the Company's most recent Collateral Report delivered to the Lenders, (vi) deliver to the Agent and the Lenders at the time of the delivery of each Collateral Report a supplement thereto (in form acceptable to the Agent and the Lenders) with respect to the CFC Collateral and CFC Loans in the form of Exhibit 2 annexed hereto, (vii) not make any CFC Loan which by its original terms is payable more than 6 months after its original execution date, (viii) not renew or extend any CFC Note evidencing a CFC Loan for more than 6 months, (ix) from time to time, at Agent's request, make such revisions to the CFC Loan Documents as the Agent or any Lender shall reasonably request, and (x) execute and deliver to the Agent a CFC Allonge within two (2) Business Days after the execution of each CFC Note."

(f)     Section X(B) is hereby amended by adding thereto the following:

Fortis Bank (Nederland) N.V.
Coolsingel 93,3012 AE
Rotterdam, The Netherlands
Attention: Aydemir Koksal
Tel: +31 10 401 6808
Email: Aydemir.Koksal@nl.fortis.com

(g) Exhibit 1 (Approved Depositories) is hereby amended to add thereto the
Approved Depositories as set forth in Annex B to this Fifth Amendment.

(h) Exhibit 2 (Collateral Report) is hereby amended to read in its entirety as set forth in Annex C to this Fifth Amendment.

(i) Notwithstanding anything to the contrary contained in the Agreement, as modified by this Fifth Amendment, CFC Collateral shall not be included in Assigned Collateral and/or Confirmed Collateral but shall be treated as a separate category for purposes of computing Collateral Value on the Collateral Report.

(j) The Company hereby confirms that it has authorized the Agent to tile a financing statement or other required document under the Personal Property Security Act (Ontario), granting to Agent for the benefit of the Lenders a security interest in all of the Assigned Material from time to time stored at the Royal Canadian Mint, together with the proceeds thereof. All costs and expenses, including, legal fees, incurred by the Agent in connection with the foregoing shall be paid by the Company. The Company shall execute and deliver to Agent (at the Company's expense) all such instruments as Agent or any Lender shall, from time to time, request in order to perfect Agent's security interest in such Assigned Material.

SECTION 2. AMENDMENTS TO FACILITY DOCUMENTS.

(a) Each reference to the term "Lenders" or any similar term in the Agreement, each Facility Document, the Security Agreement and the Intercreditor Agreement, shall be deemed a reference to the Existing Lenders and FORTIS BANK NEDERLAND. From and after the Effective Date FORTIS BANK NEDERLAND shall have all of the rights of and shall be subject to all of the obligations of a Lender under the Agreement, each Facility Document, the Security Agreement and the Intercreditor Agreement, as amended from time to time.

(b) Each reference in any Facility Document, the Security Agreement and the Intercreditor Agreement to the Collateral Agency Agreement, or words or terms of a similar meaning and the Exhibits relating thereto shall be deemed to incorporate the revisions provided for in this Fifth Amendment.

(c) BBH hereby agrees that it shall only assert its right of set-off with respect to any monies on deposit in any account covered by a Cash Collateral Agreement, in its capacity as Agent for the Lenders, including, itself.

(d) The Agent hereby agrees to prepare and file all UCC Financing Statements or Amendments as reasonably requested by FORTIS BANK NEDERLAND to include it as a secured party in each filing heretofore made by the Agent on behalf of the Lenders.

(e) Each reference to the execution and delivery of a consent by a CFC Borrower in the forms of CFC Assignment, Company Assignment and CFC Loan Assignment annexed as Exhibits to certain of the Facility Documents is hereby deleted.

(f) The Company and CFC shall execute and deliver to the Agent a CFC Allonge with respect to each CFC Note assigned to the Agent prior to the Effective Date, no later than five (5) Business Days after the Effective Date.

SECTION 3. EFFECTIVE DATE.

The revisions contained in this Fifth Amendment to the Agreement, each Facility Document, the Security Agreement and the Intercreditor Agreement shall become effective (the "Effective Date") upon the execution and delivery by the parties hereto of this Fifth Amendment.

SECTION 4. FURTHER ASSURANCES.

The Company agrees to and cause others to execute and deliver all such documents as the Agent and/or the Lenders shall reasonably request in connection with the transactions contemplated by this Fifth Amendment.

SECTION 5. MISCELLANEOUS.

(a) The Company hereby represents and warrants that after giving effect to the transactions contemplated by this Fifth Amendment there exists no default under the Agreement, the Security Agreement or any Facility Document and the representations and warranties made by it herein and therein are materially true and correct as of the date hereof.

(b) In order to induce the Lenders and the Agent to enter into this Fifth Amendment, the Company hereby represents, warrants and covenants, that it has not granted nor shall after the Effective Date, grant a security interest in or assign any of its rights in any CFC Loan, any CFC Collateral, any CFC Note or any of the CFC Loan Documents to any other person, firm or entity (other than the Agent for the benefit of the Lenders and as provided in Section 5(i) below).

(c) Except as expressly modified by this Fifth Amendment, the Agreement, the Intercreditor Agreement, the Security Agreement and each Facility Document is, and shall remain, in full force and effect in accordance with its respective terms. Nothing herein shall be deemed to be a waiver by the Lenders or the Agent of any default by the Company or to be a waiver or modification by the Lenders or the Agent of any provision of the Agreement or any Facility Document except for the amendments expressly set forth in this Fifth Amendment.

(d) This Fifth Amendment may be executed in any number of separate counterparts, each of which shall be an original and all of which taken together shall be deemed to constitute one and the same instrument.

(e) This Fifth Amendment and the rights and obligations. of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to conflict of laws principles.

(f) The Company hereby acknowledges and agrees that the Agreement, the Security Agreement and the Facility Documents as each are amended by this Fifth Amendment are each valid, binding and enforceable in accordance with their respective terms and provisions, and there are no counterclaims, defenses or offsets which may be asserted with respect thereto, or which may in any manner affect the collection or collectibility of any of the Outstanding Credits or any of the principal, interest and other sums evidenced and secured thereby, nor is there any basis whatsoever for any such counterclaim, defense or offset.

(g) The Company agrees to pay or reimburse the Agent for all of the Agent's reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Fifth Amendment and the documents herein contemplated, including, without limitation, the disbursements and fees of counsel to the Agent.

(h) This Fifth Amendment shall not be modified or amended except by a written instrument signed by all of the parties hereto and shall be binding on the respective successors and assigns of the parties.

(i) The Company and NATIXIS each hereby agree that notwithstanding the filing by Natixis of a UCC-l financing statement on September 2, 2009 against the Company and the execution of a security agreement by the Company in favor of NATIXIS (together, the "Natixis Documents"), the security interest of the Agent on behalf of itself and all other Lenders, including NATIXIS, shall have priority over the security interest in and rights of Natixis in the

Collateral by reason of the Natixis Documents and NATIXIS shall not take any action thereunder except as expressly permitted by the Agreement and the Intercreditor Agreement and shall not assign, pledge or transfer the Natixis Documents to any other person or entity.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

A-MARK PRECIOUS METALS, INC.,

By:
Name:
Title:

By:
Name:
Title:

FORTIS CAPITAL CORP., as Lender

By:
Name:
Title:

By:
Name:
Title:

Collateral by reason of the Natixis Documents and NATIXIS shall not take any action thereunder except as expressly permitted by the Agreement and the Intercreditor Agreement and shall not assign, pledge or transfer the Natixis Documents to any other person or entity.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

A-MARK PRECIOUS METALS, INC.,

By:
Name:
Title:

By:
Name:
Title:

FORTIS CAPITAL CORP., as Lender

By:
Name:
Title:

By:
Name:
Title:

Collateral by reason of the Natixis Documents and NATIXIS shall not take any action thereunder except as expressly permitted by the Agreement and the Intercreditor Agreement and shall not assign, pledge or transfer the Natixis Documents to any other person or entity.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

A-MARK PRECIOUS METALS, INC.,

By:
Name:
Title:

By:
Name:
Title:

FORTIS CAPITAL CORP., as Lender

By:
Name:
Title:

By:
Name:
Title:

NATIXIS, NEW YORK BRANCH, as Lender

By:
Name:
Title:

By:
Name:
Title:

RZB FINANCE LLC, as Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

FORTIS BANK (NEDERLAND) N.V., as Lender

By:
Name:
Title:

By:
Name:
Title:

BROWN BROTHERS HARRIMAN & CO.,
as Lender and Agent

By:
Name:
Title:

By:
Name:
Title:

FORTIS BANK (NEDERLAND) N.V., as Lender

By:
Name:
Title:

By:
Name:
Title:

BROWN BROTHERS HARRIMAN & CO.,
as Lender and Agent

By:
Name:
Title:

By:
Name:
Title:

ANNEX A

CFC ALLONGE

[SEE ATTACHED]

CFC ALLONGE

ALLONGE TO PROMISSORY NOTE

DATED:______________

Borrower:_______________________________
CFC Loan and Assignment No.:_____________

This Allonge dated as of ____________, 2010 to the above Promissory Note delivered to Collateral Finance Corporation ("CFC") in connection with the above CFC Loan and Assignment, is being executed by CFC and A-Mark Precious Metals, Inc. ("A-Mark") in order to induce Brown Brothers Harriman & Co., in its capacity as Agent (the "Agent"), under a certain Amended and Restated Collateral Agency Agreement (1999), dated as of November 30, 1999, as amended (the "Collateral Agency Agreement"), to accept such Promissory Note as collateral under the Collateral Agency Agreement.

Each of the undersigned effective as of the date of the above Promissory Note (a) hereby duly indorse, with full recourse to each of them, the above Promissory Note to the Agent, and (b) irrevocably agree that this Allonge and the following indorsements shall be affixed to and become a part of such Promissory Note, in accordance with the provisions of Section 3-202 of the New York Uniform Commercial Code, as amended from time to time.

Pay To The Order Of
A-Mark Precious Metals, Inc.
Collateral Finance Corporation
By:___________________
Thor Gjerdrum
Chief Financial Officer

Pay To The Order Of
Brown Brothers Harriman & Co., as Agent

A-Mark Precious Metals, Inc.
By:___________________
Rand LeShay
Senior Vice President
By:__________________
Thor Gjerdrum
Chief Financial Officer

CFC and A-Mark each hereby represent to the Agent that such Promissory Note has not been assigned except as herein provided and is duly enforceable against the Borrower and there exist no offsets, defenses or counterclaims against CFC, A-Mark or the Agent thereunder.

This Allonge shall be binding on and inure to the benefit of the successors and assigns of the parties hereto and shall be governed by the internal laws of the State of New York.

COLLATERAL FINANCE CORPORATION By:___________________
Name: Thor Gjerdrum
Title: Chief Financial Officer
Address: 429 Santa Monica Blvd.
Suite 230
Santa Monica, CA 90401

A-MARK PRECIOUS METALS, INC.
By:__________________
Name: Rand LeShay
Title: Senior Vice President

By:__________________
Name: Thor Gjerdrum
Title: Chief Financial Officer
Address: 429 Santa Monica Boulevard
Suite 230
Santa Monica, CA 90401

AGREED:

BROWN BROTHERS HARRIMAN & CO.,

as Agent
By:__________________________
Name:
Title:
Address:140 Broadway
New York, NY 10005

ANNEX B

EXHIBIT 1

Name of Approved Depository	Telephone and	Bank	Date of
	Telecopier Numbers	Approved	Depository
Agreement

IBI	Tel (801) 972-5764	Assigned	2/7/2008
3738 West 2340 South	Fax (801) 972-8772	Material
Suite B
West Valley City, UT 84120-7211
Contact: Robert Smith

The Royal Canadian Mint	Tel (613) 993-4469	Assigned	9/16/2007
320 Sussex	Fax (613) 998-1330	Material
Ottawa, Ontario K1AOG8
Contact: Lina Cerilli

ANNEX C

EXHIBIT 2

COLLATERAL REPORT
(INCLUDING CFC COLLATERAL)

[SEE ATTACHED]

April 8, 2010

Alexandra J. Toskovich
Banking - Commodities & International Trade Finance
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
(212) 493-8782

Dear Alexandra:

Attached please find five original signed copies of the Execution Copy of the
Fifth Amendment for A-Mark PMI, in substitution of the signatures pages sent on
March 19.

Diran Cholakian, Director replaces Francisco Calmet, Director, as duly authorized officer for Fortis Capital Corp. as of the date of the Amendment.

Best Regards

Francisco Calmet
Director

Collateral by reason of the Natixis Documents and NATIXIS shall not take any action thereunder except as expressly permitted by the Agreement and the Intercreditor Agreement and shall not assign, pledge or transfer the Natixis Documents to any other person or entity.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

A-MARK PRECIOUS METALS, INC.,

By:
Name:
Title:

By:
Name:
Title:

FORTIS CAPITAL CORP., as Lender

By:
Name:
Title:

By:
Name:
Title:

Collateral by reason of the Natixis Documents and NATIXIS shall not take any action thereunder except as expressly permitted by the Agreement and the Intercreditor Agreement and shall not assign, pledge or transfer the Natixis Documents to any other person or entity.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

A-MARK PRECIOUS METALS, INC.,

By:
Name:
Title:

By:
Name:
Title:

FORTIS CAPITAL CORP., as Lender

By:
Name:
Title:

By:
Name:
Title: